SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of	Commission File Number	(IRS Employer Identification
incorporation or organization)		Number)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Item 2.02	Results of Operations and Financial Condition

On April 22, 2005, Arrow Financial Corporation issued a press release containing unaudited financial information and accompanying discussion for the quarter ended March 31, 2005.  A copy of this press release is furnished as Exhibit 99 to this report on Form 8-K.

Item 9.1	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

Description

Exhibit 99

Arrow Financial Corporation Press Release dated April 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Registrant

Date: April 22, 2005	/s/ John J. Murphy
John J. Murphy, Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

Exhibit 99

Arrow Financial Corporation Press Release dated April 22, 2005

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